PROMISSORY NOTE


$_____amount                                        Dated:  November __, 2000


Carmel, Indiana


         For value received, the undersigned, ___ (employee first/middle name) ___ (employee last name) ___ (spouse) ("Maker") promises to pay to the order of Conseco Services, L.L.C., an Indiana limited liability company (the "Company") or its assigns (the "Holder"), at such place as the Holder may from time to time designate in writing, in lawful money of the United States which shall be legal tender in payment of all debts and dues public and private at the time of payment, the principal sum of (a) $___ amount or, (b) if less, the sum of (i) the unpaid balance as of the date hereof of the Replaced Promissory Note(s) (as hereinafter defined) made by Maker to Holder, (ii) the aggregate unpaid principal amount of all advances made from and after the date hereof by Company (or Conseco, Inc. or any of its Affiliates) to or on behalf of Maker to pay interest, fees, and expenses under the Credit Agreement(s) (as hereinafter defined), (iii) the amount of an origination fee paid by Conseco, Inc. on behalf of Maker equaling 1% of Maker's Existing Program Loans paid to one or more of the Banks as of September 22, 2000, and (iv) an amount equal to 1.625% per annum accrued from September 22, 2000 through the date of this Note on the amount of Maker's Existing Program Loans that were scheduled to mature August 26, 2001. Maker also promises to pay interest on the unpaid principal balance of this Promissory Note (the "Note") at the rate and times hereinafter provided.

         Maker has delivered this Note to Company in accordance with the "Conseco, Inc. 2000 ___ (employee/non employee) Stock Purchase Program Work-Down Plan" (the "Work-Down Plan"). Unless otherwise defined herein, capitalized terms defined in the Work-Down Plan and used herein shall have the meanings given to them in the Work-Down Plan.

         Interest on the principal balance hereof from time to time remaining unpaid prior to maturity shall accrue at the variable rate per annum equal to the non-default interest rate applicable to the Maker from time to time pursuant to the Bank of America Credit Agreement (as hereinafter defined) and if the Bank of America Credit Agreement is no longer in existence, the last rate paid by Maker thereunder (the "Bank Rate"). However, after the Maturity Date (as hereinafter defined) or while there exists an Event of Default (as hereinafter defined), interest shall accrue at the Bank rate plus three percent (3%) per annum.

         All unpaid principal and interest shall be due and payable on the same date (the "Maturity Date") as the principal amounts are due and payable by Maker with respect to any loan made to Maker under any of the following (collectively, the "Credit Agreements"):

         ___ credit agreements

         Interest on the principal balance hereof shall be due and payable in arrears on March 31, June 30, September 30 and December 31 of each year, beginning December 31, 2000, except as otherwise provided in the Work-Down Plan. Interest shall also be paid on the date of any prepayment of this Note for the portion of this Note so prepaid.

         Maker may prepay this Note in full at any time or in part from time to time without premium or penalty.

         Notwithstanding any other provision of this Note, pursuant to one or more subordination agreements executed by the Company and the lenders under the Credit Agreements (the "Banks") and Section 5(e) of the Work-Down Plan, if Maker tenders to Company any payment of interest or principal (a "Payment") hereunder at a time when any of Maker's Program Loans are still outstanding then the Company will deliver the amount of the Payment to the Banks to be applied to the Program Loans designated by Maker at the time of such Payment or in the absence of such designation, pro rata to all Program Loans of the Maker. In such event the Payment will not reduce in any manner or serve as a credit against any of Maker's indebtedness to Company for principal or interest evidenced by this Note.

         The occurrence of one or more of the following events shall constitute an event of default ("Event of Default") under this Note: (a) default is made in the payment of any installment hereof, either principal or interest, or in the payment of any other sum due hereunder, on the day when the same shall be due and payable hereunder and such default in payment continues for ten (10) days;
(b) any proceeding shall be commenced or any petition shall be filed seeking relief with respect to Maker under any bankruptcy, insolvency or similar law;
(c) a receiver, trustee, custodian, sequestrator or similar official shall be appointed with respect to maker or for a substantial part of its property; or
(d) the death, the dissolution or termination of existence, or business failure of Maker. Upon the occurrence of an Event of Default hereunder, the Holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable, without notice, demand or presentment, all of which are hereby waived. Upon the occurrence of an Event of Default under Section (b), (c) or (d) above, the entire unpaid principal of and accrued interest on this Note shall become immediately due and payable, without notice, demand or presentment, all of which are hereby waived. The Holder may offset against this Note any sum or sums owed by the Holder hereof to Maker.

         Maker agrees to pay immediately upon demand all reasonable costs and expenses of the Holder, including reasonable attorneys' fees, (i) if, after an Event of Default, this Note is placed in the hands of an attorney or attorneys for collection, or (ii) if the Holder attempts to have any stay or injunction prohibiting the enforcement or collection of the Note lifted by any bankruptcy or other court, and any subsequent proceedings or appeals from any order or judgment entered in any such proceeding.

         The Maker, and any guarantors or endorsers of this Note jointly and severally waive presentment for payment, notice of protest, dishonor and demand, protest, and diligence in bringing suit.

         This Note supersedes and replaces all of the currently outstanding promissory notes by ____ in favor of the Company executed in connection with Conseco Inc.'s stock purchase programs (collectively, the "Replaced Promissory Notes"). The Replaced Promissory Notes include, but are not limited to promissory notes dated as follows: ___ dated.

         This Note shall be construed according to and governed by the laws of the State of Indiana.

         Executed in ______________ __________________.



                                     Signature:________________________________

                                     Printed: _________________________________
___ 2nd signature block

                                PROMISSORY NOTE


$___ amount                                          Dated:  November __, 2000


Carmel, Indiana


         For value received, the undersigned, ___ (participant designee) ("Maker") promises to pay to the order of Conseco Services, L.L.C., an Indiana limited liability company (the "Company") or its assigns (the "Holder"), at such place as the Holder may from time to time designate in writing, in lawful money of the United States which shall be legal tender in payment of all debts and dues public and private at the time of payment, the principal sum of (a) $___ amount or, (b) if less, the sum of (i) the unpaid balance as of the date hereof of the Replaced Promissory Note(s) (as hereinafter defined) made by Maker to Holder, (ii) the aggregate unpaid principal amount of all advances made from and after the date hereof by Company (or Conseco, Inc. or any of its Affiliates) to or on behalf of Maker to pay interest, fees, and expenses under the Credit Agreement(s) (as hereinafter defined), (iii) the amount of an origination fee paid by Conseco, Inc. on behalf of Maker equaling 1% of Maker's Existing Program Loans paid to one or more of the Banks as of September 22, 2000, and (iv) an amount equal to 1.625% per annum accrued from September 22, 2000 through the date of this Note on the amount of Maker's Existing Program Loans that were scheduled to mature August 26, 2001. Maker also promises to pay interest on the unpaid principal balance of this Promissory Note (the "Note") at the rate and times hereinafter provided.

         Maker has delivered this Note to Company in accordance with the "Conseco, Inc. 2000 ___employee/non employee Stock Purchase Program Work-Down Plan" (the "Work-Down Plan"). Unless otherwise defined herein, capitalized terms defined in the Work-Down Plan and used herein shall have the meanings given to them in the Work-Down Plan.

         Interest on the principal balance hereof from time to time remaining unpaid prior to maturity shall accrue at the variable rate per annum equal to the non-default interest rate applicable to the Maker from time to time pursuant to the Bank of America Credit Agreement (as hereinafter defined) and if the Bank of America Credit Agreement is no longer in existence, the last rate paid by Maker thereunder (the "Bank Rate"). However, after the Maturity Date (as hereinafter defined) or while there exists an Event of Default (as hereinafter defined), interest shall accrue at the Bank rate plus three percent (3%) per annum.

         All unpaid principal and interest shall be due and payable on the same date (the "Maturity Date") as the principal amounts are due and payable by Maker with respect to any loan made to Maker under any of the following (collectively, the "Credit Agreements"):

         ___ credit agreements

         Interest on the principal balance hereof shall be due and payable in arrears on March 31, June 30, September 30 and December 31 of each year, beginning December 31, 2000, except as otherwise provided in the Work-Down Plan. Interest shall also be paid on the date of any prepayment of this Note for the portion of this Note so prepaid.

         Maker may prepay this Note in full at any time or in part from time to time without premium or penalty.

         Notwithstanding any other provision of this Note, pursuant to one or more subordination agreements executed by the Company and the lenders under the Credit Agreements (the "Banks") and Section 5(e) of the Work-Down Plan, if Maker tenders to Company any payment of interest or principal (a "Payment") hereunder at a time when any of Maker's Program Loans are still outstanding then the Company will deliver the amount of the Payment to the Banks to be applied to the Program Loans designated by Maker at the time of such Payment or in the absence of such designation, pro rata to all Program Loans of the Maker. In such event the Payment will not reduce in any manner or serve as a credit against any of Maker's indebtedness to Company for principal or interest evidenced by this Note.

         The occurrence of one or more of the following events shall constitute an event of default ("Event of Default") under this Note: (a) default is made in the payment of any installment hereof, either principal or interest, or in the payment of any other sum due hereunder, on the day when the same shall be due and payable hereunder and such default in payment continues for ten (10) days;
(b) any proceeding shall be commenced or any petition shall be filed seeking relief with respect to Maker or the Guarantor (as defined below) under any bankruptcy, insolvency or similar law; (c) a receiver, trustee, custodian, sequestrator or similar official shall be appointed with respect to maker or for a substantial part of its property; or (d) the death, the dissolution or termination of existence, or business failure of Maker or the Guarantor. Upon the occurrence of an Event of Default hereunder, the Holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable, without notice, demand or presentment, all of which are hereby waived. Upon the occurrence of an Event of Default under Section (b),
(c) or (d) above, the entire unpaid principal of and accrued interest on this Note shall become immediately due and payable, without notice, demand or presentment, all of which are hereby waived. The Holder may offset against this Note any sum or sums owed by the Holder hereof to Maker.

         Maker agrees to pay immediately upon demand all reasonable costs and expenses of the Holder, including reasonable attorneys' fees, (i) if, after an Event of Default, this Note is placed in the hands of an attorney or attorneys for collection, or (ii) if the Holder attempts to have any stay or injunction prohibiting the enforcement or collection of the Note lifted by any bankruptcy or other court, and any subsequent proceedings or appeals from any order or judgment entered in any such proceeding.

         The Maker, and any guarantors or endorsers of this Note jointly and severally waive presentment for payment, notice of protest, dishonor and demand, protest, and diligence in bringing suit. Payment of this Note is guaranteed pursuant to an Unconditional Guarantee dated as of the date hereof by ___ (employee first/middle name) (employee last name) ("Guarantor").

         This Note supersedes and replaces all of the currently outstanding promissory notes by Maker in favor of the Company executed in connection with Conseco Inc.'s stock purchase programs (collectively, the "Replaced Promissory Notes"). The Replaced Promissory Notes include, but are not limited to promissory notes dated as follows: ___ dated.

         This Note shall be construed according to and governed by the laws of the State of Indiana.

         Executed in ______________ __________________.



                                     Signature:________________________________

                                     Printed: _________________________________
___ 2nd signature block

                             UNCONDITIONAL GUARANTEE


         The undersigned, ___ 2 ___ 1 ("Guarantor"), in consideration of, and as a condition precedent to, the acceptance of the Promissory Note dated November __, 2000 (the "Note") by Conseco Services, L.L.C. ("Holder") made by ___ 3 (the "Maker"), hereby unconditionally guarantees the full and prompt payment of all amounts when due (i) pursuant to the Note and (ii) any and all extensions or renewals of or substitutions for the Note, plus interest, costs, reasonable attorneys' fees, or other obligations due in connection with or on account of such items (the "Liabilities"). In the event that Maker fails at any time to pay any part or all of the Liabilities guaranteed and such failure results in the occurrence of an Event of Default (as defined in the Note), Guarantor, upon written notice from Holder, will pay the Liabilities guaranteed, in the same manner as if they constituted the direct and primary obligation of Guarantor, and such obligation of Guarantor shall be due with reasonable attorneys' fees and without relief from valuation or appraisement laws. Guarantor agrees that any waivers or other agreements set forth in the Note as applicable to "Guarantor" are hereby expressly made by Guarantor. The Holder may offset against this Unconditional Guarantee any sum or sums owed by the Holder hereof to Guarantor including any amounts Holder may owe Guarantor as an employee or consultant, and Guarantor hereby authorizes Holder to withhold any such amounts from any payroll deposit or paycheck payable to Guarantor.

         If any of the liabilities should be assigned by Holder, this Unconditional Guarantee will inure to the benefit of Holder's assignee to the extent of such assignment. Guarantor may not assign or otherwise transfer its obligations hereunder except by operation of law or with the prior written consent of Holder which shall not be unreasonably withheld.

         The rights and remedies of Holder under this Unconditional Guarantee are cumulative and may be exercised singly or concurrently, and the exercise of any one or more of them will not be a waiver of any other. No act, delay, omission or course of dealing between Holder and Maker or Guarantor will be a waiver of any of Holder's rights or remedies under this Unconditional Guarantee, and no waiver, change, modification or discharge of this Unconditional Guarantee or any obligation created hereby will be effective unless in writing signed by Holder. The rights and obligations created by this Unconditional Guarantee shall inure for the benefit of and shall be binding upon the personal representatives, successors and assigns of the Guarantor and Holder, including, but not limited to, any subsequent holder or owners of the Notes and this Unconditional Guarantee.

Dated:  November __, 2000.

                                     GUARANTOR:

                                     Signature: ________________________________

                                     Printed: __________________________________

                            INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT ("Indemnification") is executed as of the _____ day of November, 2000, by the undersigned, ("Indemnitor") in accordance with the Stock Purchase Programs and the Conseco, Inc. 2000 Stock Purchase Program Work-Down Plan (the "Work-Down Plan") (the Stock Purchase Programs and the Work-Down Plan are collectively referred to as, the "Plans").

                                    Recitals

         1. Unless otherwise defined herein, capitalized terms defined in the Work-Down Plan and used herein shall have the meanings given to them in the Work-Down Plan.

         2. In order to be eligible to participate in one or more of the Stock Purchase Programs, an individual was required to be: (a) a non-employee director of Conseco, Inc. or its subsidiaries (the "Company") or an executive officer of the Company; or (b) an officer of or key employee of the Company selected by the Directors or by the Chief Executive Officer of Conseco, Inc. ("Conseco").

         3. Indemnitor is a participant in or was eligible to participate under one or more of the Stock Purchase Programs. Indemnitor has elected to participate in the Work-Down Plan.

         4. Indemnitor specified (collectively, the "Participant Designee") as his or her Participant Designee under one or more of the Stock Purchase Programs. In accordance with the Stock Purchase Programs, Indemnitor agreed to indemnify Conseco against, and hold it harmless from, any losses (including reasonable legal fees and expenses) for or on account of or arising from or in connection with or otherwise with respect to Conseco's guaranty of loans to Participant Designee pursuant to the Existing Program Loans.

         5. Pursuant to the Work-Down Plan, the Existing Program Loans are being refinanced and replaced with the Program Loans. It is a condition to the Program Loans that they be guaranteed by Conseco and its subsidiary, CIHC, Incorporated ("CIHC") and it is a condition to Conseco and CIHC giving such guarantees that the Indemnitor indemnify Conseco and CIHC against, and hold each of them harmless from, any losses (including reasonable legal fees and expenses) for or on account of or arising from or in connection with or otherwise with respect to Conseco's and/or CIHC's guaranty of the Program Loans.

         6. Indemnitor hereby reaffirms and acknowledges his or her indemnification obligations to Conseco and CIHC.

                                    Agreement

         NOW, THEREFORE, in exchange for valuable consideration, the sufficiency of which is hereby acknowledged, Indemnitor hereby agrees as follows:

         1. The statements set forth above in the Recitals to this Indemnification are accurate and correct in all respects and are incorporated herein.

         2. Indemnitor agrees that Indemnitor will indemnify Conseco and CIHC for any losses under Conseco's guaranty of the Existing Program Loans and Conseco's and CIHC's guarantees of the Programs Loans with respect to any Participant Designee.

         IN WITNESS WHEREOF, Indemnitor has duly executed this Indemnification as of the date first above written.

                                            INDEMNITOR


                                     Signature:________________________________

                                     Printed:__________________________________